U.S. SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934



                                November 18, 1999
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                              Alfa Resources, Inc.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter




        Colorado                      0-10157                   84-0846529
---------------------------        ---------------           ---------------
State or Other Jurisdiction        Commission file             IRS Employer
     Of Incorporation                  Number              Identification Number




                       2922 East Chapman Avenue, Suite 202
                            Orange, California 92869
            ---------------------------------------------------------
            Address of Principal Executive Office, Including Zip Code




                                 (714) 288-8230
               --------------------------------------------------
               Registrant's Telephone Number, including Area Code

ITEM 5.  OTHER EVENTS.


     On  November  19,  1999,  at  the  Annual  Meeting  of  Shareholders,   the
shareholders of the Registrant adopted a resolution authorizing the consolidation of the issued and outstanding shares of the common stock, $.001 par value, of the Registrant through a reverse stock split on the basis of one
(1) share for one hundred (100) shares surrendered.

     The effective date of the reverse stock split is November 19, 1999.

     At the same meeting, the shareholders approved the change of the name of the Registrant to "Capco Energy, Inc."




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            ALFA RESOURCES, INC.


                                                 /s/ William J. Hickey
Dated:  November 29, 1999                   By:  _________________________
                                                 William J. Hickey
                                                 Vice President & Secretary